UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 4, 2008

DEXTERITY SURGICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20532	74-2559866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

Flat/Room 42, 4F, New Henry House, 10 Ice House Street, Central, Hong Kong

Registrant’s telephone number, including area code: (011) 00852-25232986

501 South Johnstone Ave, Suite 501, Bartlesville, Oklahoma 74003
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective January 4, 2008, the Board of Directors (the “Board”) of Dexterity Surgical, Inc., a Delaware corporation (the “Company”) accepted the resignation of James Ditanna as President, Chief Executive Officer and Chief Financial Officer of the Company and as a member of the Board. Also effective January 4, 2008, the Board appointed (a) Zhenyu Wang, Yuefeng Wang, Yinan Zhang, Xueyuan Han, Edith Kam Ying Ho and Chunsheng Zhou to serve as members of the Board, with Zhenyu Wang serving as Chairman, (b) Junjun Xu to serve as the Chief Executive Officer of the Company and (c) Mingfei Yang to serve as Chief Financial Officer of the Company. For further information on these individuals, please see the Section entitled “Directors, Executive Officers, Promoters and Control Persons” in the Company’s Current Report on Form 8-K as filed with the U.S. Securities and Exchange Commission on December 20, 2007.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2008
DEXTERITY SURGICAL, INC.

	By:	/s/	Junjun Xu
	Name:	Junjun Xu
	Title:	Chief Executive Officer